Decommissioning and Other Provisions	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions	Decommissioning and Other Provisions
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2018	407	49	456
IFRS 16 transition adjustment	—	(2)	(2)
Liabilities incurred	7	7	14
Liabilities settled	(34)	(9)	(43)
Accretion	23	—	23
Acquisition of liabilities	16	3	19
Disposition of liabilities	(23)	(9)	(32)
Revisions in estimated cash flows(1)	96	7	103
Revisions in discount rates(1)	16	—	16
Reversals	—	(1)	(1)
Change in foreign exchange rates	(7)	—	(7)
Balance, Dec. 31, 2019	501	45	546
Liabilities incurred	1	34	35
Liabilities settled	(18)	(19)	(37)
Accretion	30	—	30
Acquisition of liabilities	1	—	1
Revisions in estimated cash flows(2)	61	11	72
Revisions in discount rates(3)	36	—	36
Reversals	—	(6)	(6)
Change in foreign exchange rates	(4)	—	(4)
Balance, Dec. 31, 2020	608	65	673
(1) During 2019, the Corporation adjusted the Centralia mine decommissioning and restoration provision as management no longer believes that the fine coal recovery and reclamation work will occur as originally proposed. Refer to Note 3(A)(III) for further details. In addition, due to the changes in estimated useful lives, the discount rates used for the Alberta Thermal and mining operations decommissioning provisions were changed. The use of a lower inflation rate decreased the corresponding liabilities.
(2) During 2020, the Corporation adjusted the Highvale mine decommissioning and restoration provision to reflect the mine closure advancement, an updated mine plan and current mining activity including increased volume of material movement. Refer to Note 3(A)(III) for further details. This increase was partially offset by a decrease in the Sarnia decommissioning and restoration provision as a result of an updated engineering study.
(3) Discount rates at Dec. 31, 2020 are generally lower than those at Dec. 31, 2019, due to decreases in the underlying risk-free US and Canadian benchmark yields and changes in credit spreads due to volatility within the market as a result of COVID-19. On average, these rates decreased by approximately 0.3 to 0.9 per cent.

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2019	501	45	546
Current portion	36	22	58
Non-current portion	465	23	488
Balance, Dec. 31, 2020	608	65	673
Current portion	21	38	59
Non-current portion	587	27	614

A. Decommissioning and Restoration

A provision has been recognized for all generating facilities and mines for which TransAlta is legally, or constructively, required to remove the facilities at the end of their useful lives and restore the sites to their original condition. TransAlta estimates that the undiscounted amount of cash flow required to settle these obligations is approximately $1.4 billion, which will be incurred between 2021 and 2073. The majority of the costs will be incurred between 2025 and 2050. At Dec. 31, 2020, the Corporation had provided a surety bond in the amount of US$147 million (2019 – US$147 million) in support of future decommissioning obligations at the Centralia coal mine. At Dec. 31, 2020, the Corporation had provided letters of credit in the amount of $131 million (2019 – $128 million) in support of future decommissioning obligations at the Alberta Highvale mine.
B. Other Provisions

Other provisions also include provisions arising from ongoing business activities and include amounts related to commercial disputes between the Corporation and customers or suppliers. Information about the expected timing of settlement and uncertainties that could impact the amount or timing of settlement has not been provided as this may impact the Corporation’s ability to settle the provisions in the most favourable manner.
In addition, during the fourth quarter of 2020 an onerous contract provision of $29 million was recognized as a result of a decision to accelerate our plans to eliminate coal as a fuel source at the Sheerness facility by the end of 2021. The last coal shipment is expected to be received during the first quarter of 2021, while payments required under the contract will continue until 2025.